                               POWER OF ATTORNEY

     Know by all these presents that the Reporting Persons (as defined below) do hereby make, constitute and appoint Alfred Chianese as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned's capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d),
13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as
amended, including without limitation, Schedule 13D, Schedule 13G, Form 13F,
Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

     For purposes hereof, the "Reporting Persons" shall consist of: (i) RPII
Order LLC, Raine Partners II LP, Raine Capital LLC, Raine Associates II LP, The
Raine Group LLC and Raine Holdings LLC (collectively, the "Raine Entities") and
(ii) the subsidiaries and affiliates of the Raine Entities, including without limitation investment funds sponsored directly or indirectly by one or more of the Raine Entities.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of September, 2021.

                                                   RPII Order LLC

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President

                                                   RAINE PARTNERS II LP

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President

                                                   RAINE CAPITAL LLC

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President

                                                   RAINE ASSOCIATES II LP

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President

                                                   THE RAINE GROUP LLC

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President

                                                   RAINE HOLDINGS LLC

                                                   By: /s/ Alfred Chianese
                                                       Name: Alfred Chianese
                                                       Title: Vice President